                            H&Q HEALTHCARE INVESTORS
--------------------------------------------------------------------------------

                                   [GRAPHIC]













                                SEMIANNUAL REPORT

                                 MARCH 31, 2001

        To our Shareholders:


        At quarter-end on March 31, 2001, the net asset value of your Fund was $26.34 per share. Performance data for the fiscal year and the quarter ended March 31 compared to the indices is as follows:

                                      FISCAL YEAR TO DATE       QUARTER ENDED
                                       9/30/00 - 3/31/01           3/31/01
                                       -----------------           -------
Net Asset Value                              -35.2%                 -20.7%
Dow Jones Industrial Average                  -7.3%                  -8.4%
NASDAQ Industrials                           -39.9%                 -17.1%
Russell 2000                                 -13.6%                  -6.8%

        The collateral damage to other over-the-counter stocks from the declines in electronic and e-trade equities in the quarter ended March 31 is reflected in these performance data. Of some encouragement is the somewhat improved performance of healthcare stocks relative to the NASDAQ index toward the end of the quarter.

        The overall state of the economy and the levels of common stock valuation seem to us to still be fragile. For example, consumer sentiment polls seem to present a positive outlook. That seems inconsistent with the fact that almost every announcement of corporate earning disappointment is coupled with a layoff announcement. Under such conditions, how long are consumers going to continue to spend beyond their incomes? Corporate and consumer debt are at record levels.

        The Federal Reserve Board appears convinced that the wealth effect of the level of the stock market has to be sustained by lower interest rates to assure continued consumer confidence. While consumers are roughly two-thirds of the economy, it is troubling that the capital expenditure portion of the economy (and electronic equipment, computers, communications equipment, semi-conductors etc. are cyclically sensitive capital items) is in apparent recession. Perhaps we, as a country, have over the last several years added all the productivity that we can utilize until the next major technology product cycles come along.

        We are, therefore, concerned about the general valuation levels of the market and, from our experience, believe that there is no way even a specialized portfolio such as your Fund's can be totally immune to the effects of any future general decline in the overall market. Accordingly, we are maintaining a larger than historic liquid asset position in anticipation of future opportunities to purchase good companies at depressed valuations in this sector. We believe the portfolio companies currently held already represent value at the current price levels of their stocks, especially in view of our expectations of their fundamental outlook.

        We continue to believe that it is important to keep in mind the differences in the long-term business models of the companies meeting the investment objectives of your Fund as compared to other types of "technology". While the development risks are high and attainment of FDA market approvals are a challenge, patent positions are generally more enforceable and product life cycles, especially in therapeutic products, are much longer. Market demand for approved products that improve the human condition usually is very responsive soon after introduction.

        In the quarter, our venture investment activity included follow-on commitments in Ceres, CytoLogix, KVM Technologies and Sontra Medical. The Fund also made new private investments in two public companies, ENDOCARDIAL SOLUTIONS and ORTHOVITA, at discounts to their public market prices and in one new private company, Novacept. NOVACEPT has an innovative minimally invasive catheter system to treat excessive menstrual bleeding that appears to be a dramatic improvement over currently available therapies for a large patient population.

        In no way are our expectations diminished that the future value creation from the inventions in biotechnology and genomics, instrumentation and devices and the growth of the healthcare sector will lead to vast improvements in the span and quality of life and present significant investment opportunities in the future.

                                                   /s/ Alan G. Carr

                                                     Alan G. Carr
                                                     President

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                                 PRIVACY NOTICE

        If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management, the Funds' investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

        If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

[CHART]

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                                    PORTFOLIO
                              AS OF MARCH 31, 2001
AGRI/ENVIRONMENTAL               1.46%         2.00%
BIOTECHNOLOGY                    9.61%        48.50%
CROs                             0.00%         0.60%
DIAGNOSTICS                      2.07%         5.90%
INFORMATION SERVICES             0.56%         0.60%
MANAGED CARE                     0.85%         0.90%
MEDICAL SPECIALTY                5.20%        10.50%
MEDICAL SUPPLIES                 1.15%         2.00%
PHARMACEUTICALS                  2.24%        16.00%
LIQUID ASSETS                    0.00%        13.30%

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2001

                                 % OF NET ASSETS
                                 ---------------
Biovail                                 6.70%
Cubist Pharmaceuticals                  5.76%
Gilead Sciences                         4.48%
ImClone Systems                         3.68%
Genzyme                                 3.51%
CV Therapeutics                         3.44%
Celgene                                 3.42%
Molecular Devices                       2.65%
Scios                                   2.57%
MedImmune                               2.51%

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2001

                                                  UNITS HELD      UNITS HELD
PURCHASES                                          12/31/00         3/31/01
---------                                          --------         -------
Ceres (Restricted) Promissory Note                        $0       $108,000
Ceres (Restricted) Series D                                0        277,967
Endocardial Solutions (Restricted)                         0      1,000,000
KVM Technologies (Restricted) Cvt. Note             $915,000     $1,050,000
Novacept (Restricted)                                      0        631,580
Orthovita (Restricted)                                     0      1,020,000
Sontra Medical (Restricted) Promissory Note               $0       $180,000
Transkaryotic Therapies                              169,812        264,912

SALES
--------
Amgen                                                100,000              0
Cytyc                                                592,830        324,330
Gene Logic                                           135,000              0
Genzyme Biosurgery                                   104,470         55,841
Interpore Cross                                      180,000        178,300

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                   (UNAUDITED)

               CONVERTIBLE SECURITIES - 17.2% OF NET ASSETS
    SHARES     CONVERTIBLE PREFERRED - 15.1%                              VALUE
   ---------                                                            ----------
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.4%
     375,000     Ceres (Restricted) Series C*                          $ 2,250,000
     277,967     Ceres (Restricted) Series D*                            1,667,802
     222,222     EPR (Restricted) Series A*                                333,333
                BIOTECHNOLOGY - 5.9%
     400,000     ACADIA Pharmaceuticals (Restricted) Series E*           3,000,000
   1,818,182     Raven biotechnologies (Restricted) Series B*            3,000,000
      47,407     Therion Biologics (Restricted) Series A*                  177,776
      36,092     Therion Biologics (Restricted) Sinking Fund*              135,345
   1,750,000     Triad Therapeutics (Restricted) Series A*               3,500,000
     825,000     Triad Therapeutics (Restricted) Series B*               1,650,000
     923,077     Zyomyx (Restricted) Series B*                           3,692,308
     600,000     Zyomyx (Restricted) Series C*                           2,400,000
                DIAGNOSTICS - 1.9%
     484,829     CytoLogix (Restricted) Series A*                        2,448,386
     227,130     CytoLogix (Restricted) Series B*                        1,147,007
     160,000     Masimo (Restricted) Series D*                           1,760,000
   1,724,138     Sontra Medical (Restricted) Series A*                     465,517
                MANAGED CARE - 0.5%
     338,983     KVM Technologies (Restricted) Series B*                 1,500,000
                MEDICAL SPECIALTY - 2.0%
     636,364     AbTox (Restricted) Series F*                                6,364
   1,066,667     Novatrix (Restricted) Series D*                            10,667
     639,659     Songbird Hearing (Restricted) Series B*                 3,000,001
     652,173     TherOx (Restricted) Series H*                           2,999,996
                MEDICAL SUPPLIES - 1.2%
     400,000     InterVentional Technologies (Restricted) Series E*        200,000
      87,500     InterVentional Technologies (Restricted) Series F*        218,750
      15,000     InterVentional Technologies (Restricted) Series G*         37,500
     343,750     LocalMed (Restricted) Series D*                             3,438
     631,580     Novacept (Restricted) Series D*                         3,000,005
                PHARMACEUTICALS/DRUG DELIVERY - 2.2%
     211,765     Advanced Medicine (Restricted) Series C*                1,905,885
     200,000     Advanced Medicine (Restricted) Series D-1*              1,800,000
   1,398,732     Galileo Laboratories (Restricted) Series F*             3,000,000
                                                                       -----------
                                                                       $45,310,080
                                                                       -----------


   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                   (CONTINUED)

   PRINCIPAL
    AMOUNT     CONVERTIBLE BONDS AND NOTES - 2.1%                         VALUE
   ---------                                                             ---------
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGY - 0.0%
    $108,000     Ceres (Restricted) 7% Prom. Note due 2001                $108,000
                BIOTECHNOLOGY - 1.6%
   6,800,000     CuraGen (Restricted) 6% Cvt. Deb. due 2007              4,658,000
                DIAGNOSTICS - 0.1%
     180,000     Sontra (Restricted) 8% Prom. Note due 2002                180,000
                INFORMATION SERVICES - 0.0%
   1,577,366     FitForAll.com (Restricted) 10% Prom. Note due 2003            158
                MANAGED CARE - 0.4%
   1,050,000     KVM Technologies (Restricted) Adj. Cvt.
                    Note due 2001                                        1,050,000
                MEDICAL SPECIALTY - 0.1%
     180,000     AbTox (Restricted) 12% Prom. Note due 2001                180,000
                                                                        ----------
                                                                        $6,176,158
                                                                        ----------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $55,383,443)                                    $51,486,238
                                                                       -----------
    SHARES     COMMON STOCKS - 69.6%
    ------
               AGRICULTURAL/ENVIRONMENTAL TECHNOLOGY - 0.5%
      71,483     Catalytica Energy Systems*                             $1,496,675
                                                                        ----------
                                                                        $1,496,675
                                                                        ----------
               BIOTECHNOLOGY - 41.1%
                BIOPHARMACEUTICALS - 35.5%
     429,898     BioTransplant*                                         $2,283,833
       1,150     BioTransplant (Restricted) Warrants*                        3,638
       2,760     BioTransplant (Restricted) Warrants*                        2,174
       6,300     BioTransplant (Restricted) Warrants*                        4,961
     410,400     Celgene*                                               10,260,000
     193,400     Cor Therapeutics*                                       4,351,500
     246,389     Corixa*                                                 1,971,112
     550,556     Cubist Pharmaceuticals*                                13,488,622
     200,001     Cubist Pharmaceuticals (Restricted) Warrants*           3,782,519
     312,823     CV Therapeutics*                                       10,323,159
     116,500     Genzyme*                                               10,523,445
     413,318     Gilead Sciences*                                       13,432,835
     333,000     ImClone Systems*                                       11,051,438
     210,000     MedImmune*                                              7,533,750
     161,253     Pharming Group*                                         1,204,571
     226,760     Therion Biologics (Restricted)*                           850,350
     240,000     Therion Biologics (Restricted) Units*                     900,000


    The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                   (CONTINUED)

    SHARES     BIOTECHNOLOGY - CONTINUED                                  VALUE
    ------                                                           -------------
     264,912     Transkaryotic Therapies*                                4,652,517
     270,270     Tularik*                                                5,135,130
     450,000     Versicor*                                               3,628,125
     178,165     Versicor (Restricted)*                                  1,077,346
                GENOMICS/DRUG DISCOVERY - 5.6%
      60,000     Affymetrix*                                             1,668,750
     299,302     Dyax*                                                   2,394,416
      98,000     Exelixis*                                                 851,375
     225,000     Lynx Therapeutics*                                      1,894,922
     174,461     Molecular Devices*                                      7,937,976
     370,237     Telik*                                                  1,920,604
                                                                      ------------
                                                                      $123,129,068
                                                                      ------------
               CONTRACT RESEARCH ORGANIZATIONS - 0.6%
      91,400     Quintiles Transnational*                               $1,725,175
                                                                      ------------
                                                                        $1,725,175
                                                                      ------------
               DIAGNOSTICS - 3.9%
     522,517     Biofield*                                                $193,331
     600,000     Biofield (Restricted)*                                    177,600
     657,576     Calypte Biomedical*                                       420,849
     324,330     Cytyc*                                                  5,354,216
     140,000     Digene*                                                 2,135,000
     152,000     IDEXX Laboratories*                                     3,334,500
     160,000     Masimo Labs (Restricted)*                                   1,600
                                                                      ------------
                                                                       $11,617,096
                                                                      ------------
               INFORMATION SERVICES - 0.5%
   4,366,920     Codman Group (Restricted)*                               $436,692
     306,208     Physician WebLink (Restricted)*                         1,200,473
     188,096     Physician WebLink (Restricted) Warrants*                   18,810
                                                                      ------------
                                                                        $1,655,975
                                                                      ------------
               MEDICAL SPECIALTY - 8.4%
     381,818     ATS Medical*                                           $3,674,998
     130,900     Bioject Medical Technologies*                           1,431,719
     101,848     Biopure*                                                1,355,852
       8,333     Biopure (Restricted) Warrants*                              9,844
     205,310     Curis*                                                    760,289
   1,000,000     Endocardial Solutions (Restricted)*                     3,375,000
     153,386     Focal*                                                     95,866
      55,841     Genzyme Biosurgery*                                       307,126
     178,300     Interpore Cross*                                          746,631
     441,409     Martek Biosciences*                                     6,841,840


   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                   (CONTINUED)

    SHARES     MEDICAL SPECIALTY - CONTINUED                              VALUE
   ---------                                                           -----------
   1,020,000     Orthovita (Restricted)*                                 6,024,426
     198,000     Radiance Medical Systems*                                 711,563
                                                                      ------------
                                                                       $25,335,154
                                                                      ------------
               MEDICAL SUPPLIES - 0.9%
     645,000     EP MedSystems*                                         $1,451,250
     137,457     KeraVision*                                                 7,560
     311,449     Landec*                                                 1,129,003
                                                                      ------------
                                                                        $2,587,813
                                                                      ------------
               PHARMACEUTICALS/DRUG DELIVERY - 13.7%
     225,000     Aradigm*                                               $1,293,750
     555,924     Biovail*                                               20,085,534
      91,500     Emisphere Technologies*                                 1,309,594
     334,500     Scios*                                                  7,693,500
     217,138     Sepracor*                                               6,948,416
      70,000     Teva Pharmaceutical Industries                          3,823,750
                                                                      ------------
                                                                       $41,154,544
                                                                      ------------
               TOTAL COMMON STOCKS
                 (Cost $101,283,279)                                  $208,701,500
                                                                      ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (Cost $156,666,722)                                  $260,187,738
                                                                      ============

   PRINCIPAL
    AMOUNT     TEMPORARY CASH INVESTMENTS - 14.8%                         VALUE
   ---------                                                           -----------
  $5,500,000     American Express Credit, 5.17%, due 4/6/01             $5,496,050
   2,000,000     American Express Credit, 5.09%, due 4/11/01             1,997,172
   3,000,000     American Express Credit, 4.90%, due 4/23/01             2,991,017
  13,000,000     Ford Motor Credit Corp., 4.84%, due 4/18/01            12,970,288
   3,000,000     Ford Motor Credit Corp., 4.83%, due 4/25/01             2,990,340
   5,000,000     General Electric Capital Corp., 4.94%, due 4/2/01       4,999,314
  13,000,000     General Motors Acceptance Corp., 4.80%,
                    due 4/16/01                                         12,974,000
                                                                      ------------
               TOTAL TEMPORARY CASH INVESTMENTS                        $44,418,181
                                                                      ============

-----------
* Non income-producing security (see Notes 1 and 5).


   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                                  BALANCE SHEET
                                 March 31, 2001
                                   (UNAUDITED)

ASSETS:
   Investments in securities, at value (identified cost
      $156,666,722; see Schedule of Investments)
      (Notes 1, 3 and 5)                                         $260,187,738

   Temporary cash investments, at amortized cost
      which approximates value (see Schedule of
      Investments) (Note 1)                                        44,418,181
                                                                 ------------
         Total investments                                       $304,605,919

   Cash                                                               776,473
   Dividends and interest receivable                                   71,345
   Prepaid expenses and other assets                                  168,869
                                                                 ------------
         Total assets                                            $305,622,606
                                                                 ------------
LIABILITIES:
   Capital gains distribution payable                              $5,233,003
   Accrued advisory fees (Note 4)                                     379,472
   Other accrued expenses                                              95,480
                                                                 ------------
         Total liabilities                                         $5,707,955
                                                                 ------------
NET ASSETS:
   Shares of beneficial interest, par value $.01 per
      share, unlimited number of shares authorized,
      amount paid in on 11,385,069 shares issued and
      outstanding (Note 1)                                       $177,296,535

   Accumulated undistributed net investment (loss)                   (747,635)

   Accumulated net realized gain on investments                    19,844,735

   Net unrealized gain on investments (Note 3)                    103,521,016
                                                                 ------------
         Total net assets (equivalent to $26.34 per share
         based on 11,385,069 shares outstanding)                 $299,914,651
                                                                 ============


The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                             STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2001
                                  (UNAUDITED)

INVESTMENT INCOME (Note 1):
   Dividend income                                    $8,251
   Interest income                                 1,544,752
                                                  ----------

      Total investment income                                      $1,553,003

EXPENSES:
   Advisory fees (Note 4)                         $2,150,649
   Trustees' fees and expenses                        36,315
   Shareholder reporting                              29,532
   Custodian fees                                     19,458
   Legal fees                                         18,067
   Transfer agent fees                                11,688
   Accounting and auditing fees                        8,357
   Other                                              26,572
                                                  ----------
      Total expenses                                                2,300,638
                                                                -------------

         Net investment (loss)                                      ($747,635)
                                                                -------------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
   Net realized gain on investments (Note 1)                      $47,460,750
   Net (decrease) in unrealized gain on
      investments                                                (215,278,729)
                                                                -------------

         Net (loss) on investments                              ($167,817,979)
                                                                -------------

                 Net (decrease) in net assets
                 resulting from operations                      ($168,565,614)
                                                                =============


   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS

                                               For the six         For the
                                               months ended       year ended
                                              March 31, 2001     September 30,
                                               (Unaudited)           2000
                                             -------------      ------------
NET INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS:
   Net investment (loss)                         ($747,635)      ($3,056,159)
   Net realized gain on investments             47,460,750        35,694,901
   Net increase (decrease) in unrealized
      gain on investments                     (215,278,729)      253,975,089
                                             -------------      ------------
         Net increase (decrease) in net
           assets resulting from
           operations                        ($168,565,614)     $286,613,831
                                             -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                 ($38,327,331)     ($34,646,099)
                                             -------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions            $21,225,026       $24,095,211
                                             -------------      ------------
         Net increase (decrease)
           in net assets                     ($185,667,919)     $276,062,943

NET ASSETS:

Beginning of period                            485,582,570       209,519,627
                                             -------------      ------------

End of period                                 $299,914,651      $485,582,570
                                             =============      ============


   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                             STATEMENT OF CASH FLOWS
                    For the Six Months Ended March 31, 2001
                                  (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Interest received                                               $1,597,023
   Dividends received                                                   8,251
   Operating expenses paid                                         (2,780,999)
                                                                 ------------
         Net cash used for operating activities                   ($1,175,725)
                                                                 ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales and maturities of portfolio securities                  $595,696,337
   Purchases of portfolio securities                             (582,129,451)
                                                                 ------------
         Net cash provided by investing activities                $13,566,886
                                                                 ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash distributions paid, net                                  ($11,869,302)
                                                                 ------------
         Net cash used for financing activities                  ($11,869,302)

NET INCREASE IN CASH                                                 $521,859

CASH AT BEGINNING OF PERIOD                                           254,614
                                                                 ------------

CASH AT END OF PERIOD                                                $776,473
                                                                 ============

RECONCILIATION OF NET (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH USED
FOR OPERATING ACTIVITIES:

   Net (decrease) in net assets resulting from operations       ($168,565,614)
   Net realized (gain) on investments                             (47,460,750)
   Net decrease in unrealized gain on investments                 215,278,729
   Net decrease in interest and dividends receivable                   52,271
   Net (decrease) in accrued advisory fees and accrued
      other expenses                                                 (369,482)
   Net (increase) in prepaid expenses and other assets               (110,879)
                                                                 ------------

         Net cash used for operating activities                   ($1,175,725)
                                                                 ============


   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                              FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                               For the six
                              months ended                   For the years ended September 30,
                              March 31, 2001  ------------------------------------------------------------------
                               (Unaudited)        2000          1999         1998          1997           1996
                               -----------        ----          ----         ----          ----           ----
Net asset value per share:
   Beginning of period           $46.147        $21.771       $16.711       $23.106       $25.754        $21.818
                                 -------        -------       -------       -------       -------        -------

Net investment (loss)            ($0.066)       ($0.290)      ($0.176)      ($0.217)      ($0.224)       ($0.331)
Net realized and unrealized
   gain (loss) on
   investments                   (16.150)        28.131         5.596        (5.108)        4.524          5.487
Total increase (decrease)
   from investment
   operations                   ($16.216)       $27.841        $5.420       ($5.325)       $4.300         $5.156
                                 -------        -------       -------       -------       -------        -------
Dilutive effect of sale of
   common stock and
   related expenses from
   rights offering                    --             --            --            --        (2.458)            --
Long-term capital gains
   distribution to
   shareholders                  ($3.589)       ($3.465)      ($0.360)      ($1.070)      ($4.490)       ($1.220)
                                 -------        -------       -------       -------       -------        -------
Net asset value per share:
   End of period                 $26.342        $46.147       $21.771       $16.711       $23.106        $25.754
                                 =======        =======       =======       =======       =======        =======

Per share market value:
   End of period                 $20.790        $36.188       $16.313       $13.125       $19.000        $20.875
Total investment return          (33.67%)       151.66%        27.39%       (26.05%)       14.01%         22.03%
Net assets:
   End of period            $299,914,651   $485,582,570  $209,519,627  $157,976,073  $207,728,666   $147,552,505

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses
   to average net assets           1.21%*         1.45%         1.46%         1.46%         1.57%          1.62%
Ratio of net investment (loss)
   to average net assets          (0.39%)*       (0.86%)       (0.91%)       (1.11%)       (1.13%)        (1.44%)
Portfolio turnover rate            8.06%         12.90%        24.88%         7.15%        17.47%         22.41%
Number of shares
   outstanding at end
   of period                   11,385,069     10,522,490     9,623,524     9,453,317     8,990,179     5,729,160

*Annualized


   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (UNAUDITED)

(1) ORGANIZATION

       H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    INVESTMENT SECURITIES

       Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 5, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with maturities of 60 days or less are valued at amortized cost.

       Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.

    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.

    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

    DISTRIBUTION POLICY

       The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. The shares will be valued at the lower of net asset value or market price on the pricing date. The Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This

                             H&Q HEALTHCARE INVESTORS
                             ------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (continued)

    could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

       If a distribution were to be declared in cash, it would then be subject to the Dividend Reinvestment Plan. Under the Dividend Reinvestment Plan, distributions will automatically be paid in additional shares of the Fund, unless State Street Bank is otherwise instructed.

       Shareholders may request to be paid in cash instead of shares by responding to the bank, brokerage or nominee who holds the shares if the shares are in "street name" or by filling out a form received from State Street Bank if the shares are in registered form.

(2) PURCHASES AND SALES OF INVESTMENT SECURITIES

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 2000 through March 31, 2001 totaled $27,684,259 and $60,508,953, respectively.

(3) TAX BASIS OF SECURITIES

       At March 31, 2001, the total cost of securities for Federal income tax purposes was $156,666,722. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $132,416,394. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $28,895,378. The net unrealized gain on securities held by the Fund was $103,521,016.

(4) ADVISORY AGREEMENT

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser. The Adviser is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co.

(5) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 23.1% of the Fund's net assets at March 31, 2001.

       The value of the venture capital and other restricted securities is determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2001, as determined by the Board of Trustees of the Fund.

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (continued)

                                                      Acquisition                             Carrying Value
              Security                                   Date           Cost                     per Unit            Value
----------------------------------------              -----------    ----------               ---------------      ---------
AbTox
    Series F Cvt. Pfd.                                   3/7/97      $1,401,341                    $0.010             $6,364

    12% Promissory Note due 2001                        2/26/98          65,929
                                                        3/11/98          60,000
                                                        3/26/98          60,000
                                                                     ----------
                                                                        185,929                     1.000            180,000

ACADIA Pharmaceuticals
    Series E Cvt. Pfd.                                   5/2/00       3,000,273                     7.500          3,000,000
Advanced Medicine
    Series C Cvt. Pfd.                                   2/5/99       1,800,123                     9.000          1,905,885
    Series D-1 Cvt. Pfd.                                8/28/00       1,800,000                     9.000          1,800,000
Biofield #
    Common                                             12/15/00         300,000                     0.296            177,600
Biopure ^
    Common Warrants                                     5/13/99               0                     1.181              9,844
BioTransplant *
    Common Warrants                                     8/12/94               0                     0.787              2,174
    Common Warrants                                    10/31/94               0                     0.787              4,961
    Common Warrants                                     8/18/95               0                     3.163              3,638
Ceres
    Series C Cvt. Pfd.                                 12/23/98       1,500,875                     6.000          2,250,000
    Series D Cvt. Pfd.                                  3/14/01       1,667,802                     6.000          1,667,802
    7% Promissory Note due 2001                          1/4/01         108,000                     1.000            108,000
Codman Group
    Common                                              1/26/96       1,652,603
                                                        8/24/97         900,155
                                                                     ----------
                                                                      2,552,758                     0.100            436,692

Cubist Pharmaceuticals ##
    Common Warrants                                     9/23/98             235                    18.913          3,782,519
CuraGen
    6% Cvt. Debenture due 2007                          1/28/00       2,974,500
                                                        3/30/00       1,694,007
                                                        6/27/00         464,800
                                                        6/28/00         975,950
                                                                     ----------
                                                                      6,109,257                    68.500          4,658,000
CytoLogix
    Series A Cvt. Pfd.                                  1/13/98       1,070,898
                                                       11/10/98         900,281
                                                        7/21/99         360,160
                                                                     ----------
                                                                      2,331,339                     5.050          2,448,386

    Series B Cvt. Pfd.                                  1/11/01       1,147,005                     5.050          1,147,005

Endocardial Solutions #
    Common                                              3/21/01       3,000,000                     3.000          3,375,000
EPR
    Series A Cvt. Pfd.                                   3/9/94       1,000,409                     1.500            333,333
FitForAll.com
    10% Promissory Note due 2003                        2/22/00         450,000
                                                         4/3/00          69,821
                                                        4/20/00         301,852
                                                        5/15/00         457,821
                                                        7/27/00         159,666
                                                        9/18/00         150,000
                                                                     ----------
                                                                      1,589,160                     0.000                158

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (continued)

                                                      Acquisition                             Carrying Value
              Security                                   Date           Cost                     per Unit            Value
----------------------------------------              -----------    ----------               ---------------      ---------
Galileo Laboratories
    Series F Cvt. Pfd.                                  8/18/00       3,000,000                     2.145          3,000,000
InterVentional Technologies
    Series E Cvt. Pfd.                                   4/2/91         500,667                     0.500            200,000
    Series F Cvt. Pfd.                                  8/21/92         700,399                     2.500            218,750
    Series G Cvt. Pfd.                                   3/8/95         150,431                     2.500             37,500
KVM Technologies
    Series B Cvt. Pfd.                                  2/19/98       1,501,320                     4.425          1,500,000

    Adj. Cvt. Promissory Note due 2001                  6/21/99         150,625
                                                       10/19/99         120,000
                                                       12/15/99          30,000
                                                        1/20/00          45,000
                                                        3/16/00          60,000
                                                        4/13/00          90,000
                                                        5/24/00          60,000
                                                        7/10/00          60,000
                                                        7/31/00          90,000
                                                       10/11/00          60,000
                                                       11/13/00         150,000
                                                        1/30/01         135,000
                                                                     ----------
                                                                      1,050,625                     1.000          1,050,000

LocalMed
    Series D Cvt. Pfd.                                   2/9/96       1,376,970                     0.010              3,438

MASIMO
    Series D Cvt. Pfd.                                  8/14/96       1,120,000                    11.000          1,760,000
Masimo Labs
    Common                                              8/14/96           1,600                     0.010              1,600
Novacept
    Series D Cvt. Pfd.                                  3/27/01       3,000,005                     4.750          3,000,005
Novatrix
    Series D Cvt. Pfd.                                  5/25/00       2,400,691                     0.010             10,667
Orthovita ^
    Common                                              3/16/01       4,080,000                     4.000          6,024,426
Physician WebLink
    Common                                               2/5/97       1,200,325                     3.920          1,200,473
    Common Warrants                                    10/15/98               0                     0.100             18,810
Raven biotechnologies
    Series B Cvt. Pfd.                                 12/12/00       3,000,000                     1.650          3,000,000
Songbird Hearing
    Series D Cvt. Pfd.                                 12/14/00       3,000,001                     4.690          3,000,001
Sontra Medical
    Series A Cvt. Pfd.                                   9/9/98       1,200,420                     0.270            465,517
    8% Promissory Note due 2002                         3/26/01         180,000                     1.000            180,000
Therion Biologics
    Common                                              7/12/90           7,582
                                                        6/30/93         502,648
                                                        8/20/96             818
                                                       10/16/96           3,623
                                                                     ----------
                                                                        514,671                     3.750            850,350

    Sinking Fund Cvt. Pfd.                             10/17/94         251,260
                                                        4/19/95          97,116
                                                        7/12/95          97,063
                                                       10/17/95          97,000
                                                        1/25/96          89,176
                                                         4/3/96          90,200
                                                                     ----------
                                                                        721,815                     3.750            135,345

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                              FINANCIAL HIGHLIGHTS
                                 March 31, 2001
                                   (continued)

                                                      Acquisition                             Carrying Value
              Security                                   Date           Cost                     per Unit            Value
----------------------------------------              -----------    ----------               ---------------      ---------
Therion Biologics (cont.)
    Series A Cvt. Pfd.                                  8/20/96          80,982
                                                       10/16/96         358,631
                                                                     ----------
                                                                        439,613                     3.750            177,776

    Units                                               2/24/99          68,989
                                                         6/3/99          68,989
                                                        6/22/99         762,022
                                                                     ----------
                                                                        900,000                     3.750            900,000

TherOx
    Series H Cvt. Pfd.                                  9/11/00       2,999,996                     4.600          2,999,996
Triad Therapeutics
    Series A Cvt. Pfd.                                   6/8/99       1,750,860                     2.000          3,500,000
    Series B Cvt. Pfd.                                 12/20/00       1,650,000                     2.000          1,650,000
Versicor **
    Common                                              6/28/99         427,365
                                                       10/29/99         414,733
                                                                     ----------
                                                                        842,098                     6.047          1,077,346

Zyomyx
    Series B Cvt. Pfd.                                  2/19/99       1,200,550                     4.000          3,692,308
    Series C Cvt. Pfd.                                   3/2/00       1,200,690                     4.000          2,400,000
                                                                     ----------                                  -----------

                                                                    $68,998,253                                  $69,351,671
                                                                     ==========                                  ===========

*  Represents 60% of equivalent current market value.
** Represents 75% of equivalent current market value.
 # Represents 80% of equivalent current market value.
## Represents 85% of equivalent current market value.
 ^ Represents 90% of equivalent current market value.



These accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                                    OFFICERS
                             Alan G. Carr, President
                         Kimberley L. Carroll, Treasurer
                           Kerri A. Bisner, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                Hambrecht & Quist Capital Management Incorporated

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Dechert Price & Rhoads

                      ------------------------------------

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

            Interim daily net asset value may be obtained by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                            H&Q HEALTHCARE INVESTORS
                            ------------------------

                       New York Stock Exchange Symbol: HQH
                                  www.hqcm.com

                                   ---------

          Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.

                                                                    HQHCM-SAR-01